Exhibit 10vv

(LETTERHEAD OF TENNESSEE GAS PIPELINE APPEARS HERE)

August 25, 1995




Mr. Ken A. Royse
Chattanooga Gas Company
6125 Preservation Drive
Chattanooga, TN 37416

RE:  Amendment No. 2 to
     Gas Storage Agreement
     Dated December 1, 1994
     Service Package No. 3947

Dear Mr. Royse:

Enclosed for retention is a fully executed original of Amendment No. 2 to Service Package No. 3947 dated December 1, 1994 referenced above.

If you have any questions, please do not hesitate to contact me at (713)
757-3614.

Sincerely,

TENNESSEE GAS PIPELINE COMPANY


/s/ Rick Lisenbe
Rick Lisenbe
Southern Accounts



RL/mdm

Enclosure

(LETTERHEAD OF TENNESSEE GAS PIPELINE APPEARS HERE)

August 9, 1995

Mr. Ken A. Royse
Chattanooga Gas Company
6125 Preservation Drive
Chattanooga, TN 37416

Re: Amendment No. 2 to Gas Storage
    Contract Dated December 1, 1994
    Service Package No. 3947

Dear Mr. Royse:

TENNESSEE GAS PIPELINE COMPANY (Transporter) AND CHATTANOOGA GAS COMPANY (Shipper) agree to amend the above referenced gas storage contract effective July 1, 1995, to increase the Maximum Daily Withdrawal Quantity (MDWQ) when Shipper's storage balance is equal to or less than 30% of the Maximum Storage Quantity (MSQ) and 20% of the MSQ, respectively, as reflected in the attached Exhibit A-1 and as described below.

The parties agree to amend Article I of the subject gas storage contract as follows:

Following the commencement of services hereunder, in accordance with the terms of Transporter's Rate Schedule FS, and of this Agreement, Transporter shall receive for injection for Shipper's account a daily quantity of gas up to Shipper's Maximum Injection Quantity of 5,682 dekatherms (Dth) and Maximum Storage Quantity (MSQ) of 852,286 (Dth) (on a cumulative basis) and on demand shall withdraw from Shipper's storage account and deliver to Shipper a daily quantity of gas up to Shipper's Maximum Daily Withdrawal Quantity (MDWQ) of 7,741 Dth; provided however, that when Shipper's storage balance is equal to or less than 30% of the MSQ but greater than 20% of the MSQ, the Maximum Daily Withdrawal Quantity shall be 6,314 Dth; and provided further, that when Shipper's storage balance is less than or equal to 20% of the MSQ, the Maximum Daily Withdrawal Quantity shall be 6,314 Dth. For demand charge proposes, the MDWQ for balances greater than 30% of the MSQ shall be used.

Except as amended herein, all terms and provisions of the above referenced gas storage contract shall remain in full force and effect as written.

If the foregoing is in accordance with your understanding of our agreement, please so indicate by signing and returning to my attention both originals of this letter. Upon Tennessee's execution, an original will be forwarded to you for your files.

CHATTANOOGA GAS COMPANY
August 9, 1995
Service Package No.:  3947
Amendment Number:  2
Amendment Effective Date:  July 1, 1995
Page -2-

Should you have any questions, please do not hesitate to contact me at (713) 757-3614.

Sincerely,

/s/ Rick Lisenbe
Rick Lisenbe
Southern Accounts


ACCEPTED AND AGREED TO
This 23rd day August, 1995.

TENNESSEE GAS PIPELINE COMPANY

By:  /s/ Lawrence G. Williams
Title:   Agent and Attorney-in-Fact

Date:   8/23/95


ACCEPTED AND AGREED TO
This 15th day August, 1995.

CHATTANOOGA GAS COMPANY

By:  /s/ Kenneth A. Royse
Title:   President

Date:  8/15/95

                             GAS STORAGE SERVICE AGREEMENT

                   EXHIBIT "A" TO FIRM GAS STORAGE SERVICE AGREEMENT
                                 DATED DECEMBER 1, 1994
                                        BETWEEN
                           TENNESSEE GAS PIPELINE COMPANY
                                         AND
                                CHATTANOOGA GAS COMPANY


SERVICE PACKAGE:  3947
AMENDMENT:  2

SERVICE PACKAGE MSQ:  852,286
MAXIMUM DAILY INJECTION QUANTITY:  5,682

MAXIMUM DAILY WITHDRAWAL QUANTITY (MDWQ):  7,741

STORAGE BALANCE               STORAGE BALANCE        MAXIMUM DAILY WITHDRAWAL
  FROM DTH                         TO DTH                     QUANTITY DTH

Ratchet 0 from 255,687       Ratchet 0 to 852,286        Ratchet 0 7,741
Ratchet I from 170,458       Ratchet I to 255,686        Ratchet I 6,314
Ratchet II from 0            Ratchet II to 170,457       Ratchet II 6,314


SERVICE POINT:  Compressor Station 87 - Portland
INJECTION METER:  060020
WITHDRAWAL METER:  070020


                                        STORAGE     STORAGE  BALANCE        BALANCE      MDWQ\
METER   METER NAME          COUNTY   ST   ZONE  I/W   LEG    FROM           TO           MDIQ

070020  TGP-Portland        Sumner   TN    01    W    100    Ratchet 0      Ratchet 0    Ratchet 0 7,741
        Storage Withdrawal                                   from 255,687   to 852,286

                                                             Ratchet I      Ratchet I    Ratchet I 6,314
                                                             from 170,458   to 255,686

                                                             Ratchet II     Ratchet II   Ratchet II 6,314
                                                             from 0         to 170,457



060020  TGP-Portland        Sumner   TN    01    I    100                                5,682
        Storage Injection